ADVISORS DISCIPLINED TRUST 1805

                          SUPPLEMENT TO THE PROSPECTUS

     The Dow Chemical Company (NYSE: DOW) has merged with E. I. du Pont de Nemours and Company (NYSE: DD) to form DowDuPont Inc. (NYSE: DWDP). Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for the Agri-Business Opportunities Portfolio, Series 2017-2 now includes shares of DowDuPont Inc. and will no longer include shares of The Dow Chemical Company or
E. I. du Pont de Nemours and Company, and the portfolio for the Global Inflation Growth Portfolio, Series 2017-2 now includes shares of DowDuPont Inc. and will no longer include shares of The Dow Chemical Company. Based on publicly available information from DowDuPont Inc., it currently anticipates that within 18 months, it will separate and spin-off as their own legal entities its three divisions (Agriculture, Materials Science and Specialty Products), subject to approval by the board of directors and any regulatory approvals.

     Supplement Dated: September 1, 2017